SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                    AND FIRST AMENDMENT TO SECURED CAPEX NOTE



               This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO SECURED CAPEX NOTE (this "Amendment") is dated as of November 8, 1999, and entered into by and between THE RIGHT START, INC., a California corporation ("Borrower"), and HELLER FINANCIAL, INC. ("Lender").

                                    RECITALS

               WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement dated as of November 14, 1996, as amended by that certain First Amendment to Loan and Security Agreement and Limited Waiver and Consent dated as of April 30, 1997, as further amended by that certain Second Amendment to Loan and Security Agreement and Limited Waiver dated July 10, 1997, as further amended by that certain Third Amendment to Loan and Security Agreement, Limited Waiver and Consent dated September 3, 1997, as further amended by that certain Fourth Amendment to Loan and Security Agreement and Limited Consent effective as of January 30, 1998, as further amended by that certain Waiver and Fifth Amendment to Loan and Security Agreement dated as of December 9, 1998 (as so amended, the "Loan Agreement");

               WHEREAS, in connection with the Loan Agreement, Borrower made that certain Secured CAPEX Note dated November 14, 1996, in favor of Lender in the principal amount of $3,000,000 (the "CAPEX Note");

     WHEREAS, Borrower has requested that the term of each of the Loan Agreement and the CAPEX Note be extended;

     WHEREAS, Lender is willing to grant such extension, all upon the terms and conditions set forth herein;

               NOW,   THEREFORE,   in  consideration  of  these  premises,   the
agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Loan Agreement.

     2. Amendment to Section 2.1(C) of the Loan Agreement. The reference to "three equal quarterly installments of principal" in the fourth sentence of
Section 2.1(C) of the Loan Agreement is hereby deleted and "four equal quarterly installments of principal and a fifth installment of principal on January 1, 2000, in each case" substituted therefor.

     3.  Amendment to Section 2.5 of the Loan  Agreement.  The first sentence of
Section 2.5 of the Loan Agreement is deleted in its entirety and the following substituted therefor:

     "This Agreement shall be effective until February 18, 2000 (the "Termination Date")."
     4. Amendment to Secured CAPEX Note. The reference to "November 18, 1999" in the first paragraph of the CAPEX Note is hereby deleted and "February 18, 2000" substituted therefor.

     5. Representations and Warranties. Borrower represents and warrants to Lender as follows:

                      a. Borrower has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, as well as in each jurisdiction in which Borrower is required to be qualified to transact business.

                      b. Borrower has full power and authority and legal right to execute and deliver this Amendment and to perform its obligations under the Loan Agreement and the CAPEX Note, each as amended hereby, and has taken all necessary action to authorize such execution, delivery and performance.

                      c. This Amendment has been duly executed and delivered by Borrower and such Amendment, and each of the Loan Agreement and the CAPEX Note as amended hereby, each constitutes the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to the availability of equitable remedies.

     6. Conditions to the Effectiveness of this Amendment. Each of the following shall be conditions precedent to the effectiveness of this Amendment (the date on which such conditions are met being the "Effective Date"):

                      a.   Borrower   shall  have   executed  and   delivered  a
        counterpart of this Amendment to Lender.

                      b. Before and after giving effect to this Amendment, (a) no Default or Event of Default shall exist, (b) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, (c) Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or prior to such date, and (d) Borrower shall have delivered to Lender a certificate to such effect in the form attached hereto as Exhibit A.

                      c. Borrower shall have delivered to Lender a certificate of its Secretary or an Assistant Secretary, certifying as to (i) the resolutions of its Board of Directors authorizing this Amendment, (ii) the incumbency of the officers executing this Amendment and any other documents in connection herewith, (iii) the articles of incorporation of Borrower and (iv) the bylaws of Borrower, each as in effect on the Effective Date, together with a good standing certificate from the Secretary of State of the State of California with respect to the Borrower.

                      d. Lender shall have received a payment of $250,000 on the CAPEX Note, which payment shall constitute the fourth quarterly payment thereon pursuant to Section 2.1(c) of the Loan Agreement (as amended hereby).

                      e. Lender shall have received for its own account a $15,000 extension fee; provided that if, within thirty (30) days of the date hereof, Borrower prepays the CAPEX Loan and all Revolving Loans outstanding as of such date and terminates the Revolving Loan Commitment in accordance with the Loan Agreement, such extension fee shall be returned to Borrower, without interest.

     7. Effect of Amendment; Ratification. From and after the Effective Date, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby, and all references in the Loan Documents to the CAPEX Note or the Secured CAPEX Note shall mean the CAPEX Note as amended hereby. The terms and provisions set forth in this Amendment shall amend and supersede all inconsistent terms and provisions set forth in the Agreement or the CAPEX Note and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the CAPEX Note are hereby ratified and confirmed and are and shall continue in full force and effect.

     8. No Waiver. Nothing contained herein or in any other instrument or document executed in connection herewith, nor any action taken by Lender in connection with this Amendment or any other action contemplated hereby shall in any event be construed or deemed to constitute a waiver of any past, present or future Default or Event of Default or a waiver or an estoppel of any cause of action Lender may have against Borrower for any reason whatsoever, and Lender hereby reserves all rights and remedies under the Agreement or the other Loan Documents.

     9. Fees and Expenses. Borrower acknowledges that all fees and expenses (including reasonable attorneys fees) incurred by Lender in connection with this Amendment are for the account of Borrower pursuant to the Loan Agreement.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     11. Severability. The illegality or unenforceability of any provision of this Amendment, the Loan Agreement (including as amended hereby), the CAPEX Note (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Loan Agreement (including as amended hereby), the CAPEX Note (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

     12. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

     13. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Illinois, without regard to conflicts of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.


                                                   THE RIGHT START, INC.


                                                  By: /s/ GINA M. ENGELHARD
                                                   -------------------------
                                                  Name:   Gina M. Engelhard
                                                  Its:  Chief Financial Officer



                                                  HELLER FINANCIAL, INC.


                                                   By: /s/ BARRY S. ONEALL
                                                   -----------------------
                                                   Name:   Barry S. Oneall
                                                   Its:    Sr. Vice President

                                    Exhibit A



                         BORROWER'S CLOSING CERTIFICATE


               This certificate is delivered pursuant to that certain Second Amendment to Loan and Security Agreement and First Amendment to Secured CAPEX Note dated as of November 8, 1999 (the "Amendment") between The Right Start, Inc., a California corporation ("Borrower"), and Heller Financial, Inc. ("Lender"). Except as provided herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given therein. The undersigned hereby certifies to Lender that he or she, as applicable, is the duly elected, qualified and acting Chief Executive Officer or Chief Financial Officer of Borrower, as applicable, and on behalf of Borrower, further certifies to Lender that:

               1. Each representation and warranty made in Section 4 of the Loan Agreement and in the other Loan Documents is true, correct and complete in all material respects as of the Effective Date (as defined in the Amendment) to the same extent as though made on and as of that date, except for any representation and warranty limited by its terms to a specific date.

               2. No event has occurred and is continuing or would result from the consummation of the transactions contemplated under the Amendment on the Effective Date which event would constitute a Default or Event of Default.

               3. Borrower has performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before the Effective Date.

               4. No order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain Lender from making any Loans or issuing any Lender Letters of Credit to Borrower, or to extend the maturity date of any Loans or Letters of Credit outstanding on the date hereof.

               5. There is not pending, or to my knowledge threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration against or affecting Borrower or any of its property that has not been disclosed by Borrower in writing, and there has occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration so disclosed that could reasonably be expected to have a Material Adverse Effect.

               6. No event or condition has occurred since the fiscal quarter ending on August 31, 1999, which constitutes or could reasonably be expected to constitute a Material Adverse Effect or which has not been previously and fully disclosed to Lender in writing.

               7. On the date hereof after giving effect to the transactions contemplated by the Amendment on the date hereof and the payment by Borrower of all costs, fees and expenses related thereto, Borrower (a) owns assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

               8. The conditions precedent set forth in Section 6 of the Amendment have been satisfied.

               IN WITNESS WHEREOF, the undersigned has duly executed this Borrower's Closing Certificate on behalf of Borrower this 8 day of November, 1999.


                                                   THE RIGHT START, INC.




                                                By:  /s/ JERRY R. WELCH
                                                -----------------------------
                                                Name:    Jerry R. Welch
                                                Title:  Chief Executive Officer



                                               By:  /s/ GINA M.ENGELHARD
                                                -----------------------------
                                               Name:    Gina M. Engelhard
                                               Title:  Chief Financial Officer